UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2006
Date of report (date of earliest event reported)

STELLENT, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7777 Golden Triangle Drive, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Telephone Number: (952) 903-2000
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is also responsive to this Item 1.01 and is hereby incorporated in this item 1.01 by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

Stellent, Inc. (“Stellent”) entered into a Share Purchase Agreement by and among Stellent, Stellent, B.V., a wholly owned subsidiary of Stellent, and SealedMedia, Ltd. (“SealedMedia”) dated as of July 31, 2006 (the “Share Purchase Agreement”) for the acquisition of the entire issued share capital of SealedMedia Limited, a wholly owned subsidiary of SealedMedia (“SealedMedia Sub”).  Under the terms of the Share Purchase Agreement, Stellent acquired the entire issued share capital of SealedMedia Sub for initial consideration of $10 million.  If certain net revenue targets are achieved between July 31, 2006 and June 30, 2007, Stellent will pay up to $5 million in contingent consideration.

The foregoing summary of the terms of the Share Purchase Agreement is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is attached as Exhibit 2 to this Current Report on Form 8-K.

On August 2, 2006, the Company issued a press release announcing the transaction.  A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired.

The financial statements required by this item are not included with this initial report.  The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b)            Pro Forma Financial Information.

The pro forma financial statements required by this item are not included with this initial report.  The required pro forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(c)            Exhibits

2                                           Share Purchase Agreement by and among Stellent, Inc., Stellent B.V. and SealedMedia Ltd. for the Acquisition of the Entire Issued Share Capital of SealedMedia Limited dated as of July 31, 2006 (excluding schedules, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request).*

99                                     Stellent, Inc. press release dated August 2, 2006.

*                                          Contains portions of which confidential treatment has been applied for by the registrant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: August 4, 2006
STELLENT, INC.

	By	/s/ Darin P. McAreavey
Darin P. McAreavey
Executive Vice President,
Chief Financial Officer,
Treasurer and Secretary